UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-07513)

Exact name of registrant as specified in charter:	Putnam Funds Trust

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

Registrant's telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	May 31, 2018

Date of reporting period:	June 1, 2017 — November 30, 2017

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

A world of investing.®

Putnam INVESTMENTS

Putnam Dynamic Asset Allocation Equity Fund

Semiannual report
11 | 30 | 17

Asset allocation funds invest in a mix of many different types of investments to help weather changing market environments.

Putnam Dynamic
Asset Allocation
Equity Fund

Semiannual report
11 | 30 | 17

Consider these risks before investing: Stock prices may fall or fail to rise over time for several reasons, including general financial market conditions, changing market perceptions, changes in government intervention in the financial markets, and factors related to a specific issuer or industry. These and other factors may lead to increased volatility and reduced liquidity in the fund’s portfolio holdings. International investing involves currency, economic, and political risks. Emerging-market securities carry illiquidity and volatility risks. Investments in small and/or midsize companies increase the risk of greater price fluctuations. Growth stocks may be more susceptible to earnings disappointments, and value stocks may fail to rebound. Risks associated with derivatives include increased investment exposure (which may be considered leverage) and, in the case of over-the-counter instruments, the potential inability to terminate or sell derivatives positions and the potential failure of the other party to the instrument to meet its obligations. If the quantitative models or data that are used in managing the fund prove to be incorrect or incomplete, investment decisions made in reliance on the models or data may not produce the desired results and the fund may realize losses. You can lose money by investing in the fund.

Message from the Trustees

January 9, 2018

Dear Fellow Shareholder:

Investor sentiment remained positive through most of 2017, helping to keep financial markets on a steady course. While bond market performance was a bit uneven, global stock markets generally made solid advances with low volatility. However, we enter the new year mindful of a number of risks that could disrupt the positive momentum.

Although no one can predict the direction of the markets in the months ahead, Putnam’s experienced investment professionals actively seek to position their fund portfolios for all types of conditions. They take a research-intensive approach to investing that includes risk management strategies designed to serve investors through changing markets.

In all environments, we believe investors should remain focused on time-tested strategies: maintain a well-diversified portfolio, think about long-term goals, and speak regularly with your financial advisor. In the following pages, you will find an overview of your fund’s performance for the reporting period as well as an outlook for the coming months.

Thank you for investing with Putnam.

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 5.75%; had they, returns would have been lower. See below and pages 7–8 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

* Putnam Equity Blended Index is an unmanaged index administered by Putnam Management and comprises 75% the Russell 3000 Index, 19% the MSCI EAFE Index (ND), and 6% the MSCI Emerging Markets Index (GD).

† Returns for the six-month period are not annualized, but cumulative.

Recent broad market index and fund performance

This comparison shows your fund’s performance in the context of broad market indexes for the six months ended 11/30/17. See above and pages 7–8 for additional fund performance information. Index descriptions can be found on page 10.

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Interview with your fund’s portfolio manager

Jason R. Vaillancourt, CFA
Portfolio Manager

Jason is Co-Head of Global Asset Allocation (GAA). He holds an M.B.A. from the Booth School of Business at the University of Chicago, and a B.S. from Northeastern University. Jason joined Putnam in 2000 and has been in the investment industry since 1993.

In addition to Jason, your fund’s portfolio managers are Co-Head of GAA James A. Fetch and Chief Investment Officer, GAA, Robert J. Schoen.

Jason, how would you describe the investment environment during the six-month reporting period ended November 30, 2017?

After beginning the period relatively flat in June, U.S. equity markets regained momentum over the summer and through the six-month period, experiencing low volatility while continuing to reach new historic highs. Investors showed a preference for riskier assets, with technology and financial stocks leading the way. There were bumps in the road, including increasing tensions with North Korea, a severe hurricane season, and a lack of legislative progress on health care. However, investors in U.S. markets appeared to take these factors in stride, remaining optimistic as the focus in Washington turned to tax reform. International markets also performed strongly as European election results favored moderates and the global economy maintained synchronized, steady growth.

The Federal Open Market Committee [FOMC] raised the benchmark interest rate 25 basis points in June, but took no further direct rate action during the period. This met market expectations, and focus shifted to the Federal Reserve’s schedule for gradually unwinding

Dynamic Asset Allocation Equity Fund 3

Top 10 holdings

This table shows the fund’s top 10 holdings by percentage of the fund’s net assets as of 11/30/17. Short-term investments and derivatives, if any, are excluded. Holdings may vary over time.

Portfolio composition comparison

This chart shows how the fund’s top weightings have changed over the past six months. Allocations are shown as a percentage of the fund’s net assets. Current period summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, the use of different classifications of securities for presentation purposes, and rounding. Holdings and allocations may vary over time.

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its balance sheet of over $4 trillion in bonds, amassed since the 2008 financial crisis.

For the six-month period, the S&P 500 Index, a broad measure of U.S. stock market results, returned 10.89%, and U.S. small-cap stocks, as measured by the Russell 2000 Index, gained 13.43%. Investors generally held to the view that the Trump administration’s potential business-friendly policies supported the outlook for smaller companies. International markets were also broadly positive, buoyed by solid economic results and outlooks. The MSCI EAFE Index (ND), which tracks stocks in international developed markets, rose 7.94% during the period. Emerging-market returns were more volatile, but ended the six months with a gain of 13.27%, as measured by the MSCI Emerging Markets Index (GD).

How did the fund perform during the six-month reporting period ended November 30, 2017?

Putnam Dynamic Asset Allocation Equity Fund’s class A shares returned 11.37% excluding sales charges, outperforming the return of 11.09% for the Russell 3000 Index, the fund’s primary benchmark, and 10.64% for the fund’s secondary benchmark, the Putnam Equity Blended Index. The fund’s positive return reflected the strong appetite for risk assets during the period, with a substantial portion of this gain supported by the solid performance of U.S. stocks.

What helped and what hurt the fund’s performance relative to its composite benchmark?

We seek to add value in two basic ways — through asset allocation strategies and through active security selection within those allocations. Asset allocations were generally close to benchmark during the period, although we had a slight overweight to small-cap stocks, which benefited the fund. At the stock-selection level, results were positive during the period. In the United States, we typically employ a selection strategy that uses quantitative research and analysis to assemble a sector-neutral portfolio of stocks that we believe will outperform the broad market. This strategy performed well during the six-month period and added significant value. We also saw strong security selection within emerging markets, where our sleeve of stocks outperformed the benchmark. International developed equity market selection was one area that detracted slightly, though not enough to offset strength elsewhere.

Did you make any major strategy shifts during the period?

We maintained a small overweight to U.S. small-cap stocks during the period, but otherwise, we remained close to benchmark allocations across domestic and international stock categories.

What is your outlook over the remainder of 2017 and into 2018?

After a period of strong stock market gains and low volatility levels, it is certainly a possibility that volatility could increase, but we believe economic factors are not signaling a recession. In our view, consumer and business confidence, for the most part, remains high.

As of the end of the reporting period, we’ve positioned the fund to be able to take advantage of opportunities that may arise after a period of outperformance in some stock categories. With a complicated global economic picture, we will continue to focus on adding value through strategy implementation. Within dynamic asset allocation, we will continue to take a tactical approach, adjusting the fund’s exposure across various markets as conditions warrant.

Dynamic Asset Allocation Equity Fund 5

Within the U.S. equity market, we believe it will be necessary to remain flexible as domestic policy, regulatory, and legislative changes proceed. In our view, all indications are that interest rates will continue to increase, subject to central bank views on inflation and a variety of economic indicators. As always, the global growth outlook, which we believe currently has a solid foundation, will be a factor.

Thank you, Jason, for your time and insights today.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk. Statements in the Q&A concerning the fund’s performance or portfolio composition relative to those of the fund’s Lipper peer group may reference information produced by Lipper Inc. or through a third party.

ABOUT DERIVATIVES

Derivatives are an increasingly common type of investment instrument, the performance of which is derived from an underlying security, index, currency, or other area of the capital markets. Derivatives employed by the fund’s managers generally serve one of two main purposes: to implement a strategy that may be difficult or more expensive to invest in through traditional securities, or to hedge unwanted risk associated with a particular position.

For example, the fund’s managers might use currency forward contracts to capitalize on an anticipated change in exchange rates between two currencies. This approach would require a significantly smaller outlay of capital than purchasing traditional bonds denominated in the underlying currencies. In another example, the managers may identify a bond that they believe is undervalued relative to its risk of default, but may seek to reduce the interest-rate risk of that bond by using interest-rate swaps, a derivative through which two parties “swap” payments based on the movement of certain rates. In other examples, the managers may use options and futures contracts to hedge against a variety of risks by establishing a combination of long and short exposures to specific equity markets or sectors.

Like any other investment, derivatives may not appreciate in value and may lose money. Derivatives may amplify traditional investment risks through the creation of leverage and may be less liquid than traditional securities. And because derivatives typically represent contractual agreements between two financial institutions, derivatives entail “counterparty risk,” which is the risk that the other party is unable or unwilling to pay. Putnam monitors the counterparty risks we assume. For example, Putnam often enters into collateral agreements that require the counterparties to post collateral on a regular basis to cover their obligations to the fund. Counterparty risk for exchange-traded futures and centrally cleared swaps is mitigated by the daily exchange of margin and other safeguards against default through their respective clearinghouses.

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Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended November 30, 2017, the end of the first half of its current fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance information as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class P shares are not available to all investors. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 11/30/17

	Life of	Annual		Annual		Annual
	fund	average	5 years	average	3 years	average	1 year	6 months
Class A (1/23/09)
Before sales charge	247.75%	15.11%	90.31%	13.73%	29.54%	9.01%	23.74%	11.37%
After sales charge	227.75	14.35	79.37	12.40	22.09	6.88	16.63	4.97
Class P (8/31/16)
Net asset value	248.88	15.16	90.93	13.81	29.96	9.13	24.06	11.51

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A shares reflect the deduction of the maximum 5.75% sales charge, levied at the time of purchase. Class P shares have no initial sales charge or CDSC. Performance for class P shares prior to their inception is derived from the historical performance of class A shares and has not been adjusted for the lower investor servicing fees applicable to class P shares; had it, returns would have been higher.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Comparative index returns For periods ended 11/30/17

	Life of	Annual		Annual		Annual
	fund	average	5 years	average	3 years	average	1 year	6 months
Russell 3000 Index	293.07%	16.72%	106.72%	15.63%	35.85%	10.75%	22.27%	11.09%
Putnam Equity
Blended Index*	252.75	15.30	89.36	13.62	31.88	9.66	23.91	10.64
Lipper Multi-Cap Core
Funds category average†	249.32	15.03	92.10	13.85	27.76	8.45	19.97	10.07

Index and Lipper results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

* Putnam Equity Blended Index is an unmanaged index administered by Putnam Management and comprises 75% the Russell 3000 Index, 19% the MSCI EAFE Index (ND), and 6% the MSCI Emerging Markets Index (GD).

† Over the 6-month, 1-year, 3-year, 5-year, and life-of-fund periods ended 11/30/17, there were 805, 771, 646, 566, and 421 funds, respectively, in this Lipper category.

Dynamic Asset Allocation Equity Fund 7

Fund price and distribution information For the six-month period ended 11/30/17

		Class A		Class P
	Before		After	Net
	sales		sales	asset
Share value	charge		charge	value
5/31/17	$12.75		$13.53	$12.77
11/30/17	14.20		15.07	14.24

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A shares if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (5.75% for class A shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

The fund made no distributions during the period.

Fund performance as of most recent calendar quarter Total return for periods ended 12/31/17

	Life of	Annual		Annual		Annual
	fund	average	5 years	average	3 years	average	1 year	6 months
Class A (1/23/09)
Before sales charge	252.18%	15.12%	89.45%	13.63%	31.63%	9.59%	22.71%	12.00%
After sales charge	231.93	14.36	78.56	12.29	24.06	7.45	15.65	5.56
Class P (8/31/16)
Net asset value	253.34	15.16	90.07	13.71	32.08	9.72	23.06	12.15

See the discussion following the fund performance table on page 7 for information about the calculation of fund performance.

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. In the most recent six-month period, your fund’s expenses were limited; had expenses not been limited, they would have been higher. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class P
Net expenses for the fiscal year ended 5/31/17*†	0.87%	0.63%‡
Total annual operating expenses for the fiscal year ended 5/31/17*†	1.20%	0.96%
Annualized expense ratio for the six-month period ended 11/30/17	0.87%	0.62%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report.

Expenses are shown as a percentage of average net assets.

* Reflects Putnam Management’s contractual obligation to limit certain fund expenses through 9/30/18.

† Restated to reflect current fees resulting from a change to the fund’s investor servicing arrangements effective 9/1/16.

‡ Other expenses are based on the expenses of class A shares for the fund’s last fiscal year, adjusted to reflect the lower investor servicing fees applicable to class P shares.

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Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in each class of the fund from 6/1/17 to 11/30/17. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class P
Expenses paid per $1,000 *†	$4.61	$3.29
Ending value (after expenses)	$1,113.70	$1,115.10

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 11/30/17. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended 11/30/17, use the following calculation method. To find the value of your investment on 6/1/17, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class P
Expenses paid per $1,000 *†	$4.41	$3.14
Ending value (after expenses)	$1,020.71	$1,021.96

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 11/30/17. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period; and then dividing that result by the number of days in the year.

Dynamic Asset Allocation Equity Fund 9

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 5.75% maximum sales charge for class A shares.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class P shares require no minimum initial investment amount and no minimum subsequent investment amount. There is no initial or deferred sales charge. They are available only to other Putnam funds and other accounts managed by Putnam Management or its affiliates.

Comparative indexes

Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

ICE BofAML U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

MSCI EAFE Index (ND) is an unmanaged index of equity securities from developed countries in Western Europe, the Far East, and Australasia. Calculated with net dividends (ND), this total return index reflects the reinvestment of dividends after the deduction of withholding taxes, using a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties.

MSCI Emerging Markets Index (GD) is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets. Gross total return (GD) indexes reinvest as much as possible of a company’s dividend distributions.

Putnam Equity Blended Index is an unmanaged index representing global stock market performance, and comprises 75% the Russell 3000 Index, 19% the MSCI EAFE Index (ND), and 6% the MSCI Emerging Markets Index (GD).

Russell 3000 Index is an unmanaged index of the 3,000 largest U.S. companies.

S&P 500 Index is an unmanaged index of common stock performance.

ICE Data Indices, LLC (“ICE BofAML”), used with permission. ICE BofAML permits use of the ICE BofAML indices and related data on an “as is” basis; makes no warranties regarding same; does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the ICE BofAML indices or any data included in, related to, or derived therefrom; assumes no liability in connection with the use of the foregoing; and does not sponsor, endorse, or recommend Putnam Investments, or any of its products or services.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Frank Russell Company is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

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Other information for shareholders

Important notice regarding delivery of shareholder documents

In accordance with Securities and Exchange Commission (SEC) regulations, Putnam sends a single copy of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581, and Putnam will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2017, are available in the Individual Investors section of putnam.com, and on the SEC’s website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Form N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of November 30, 2017, Putnam employees had approximately $524,000,000 and the Trustees had approximately $91,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

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Trustee approval of management contract

General conclusions

The Board of Trustees of The Putnam Funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management, LLC (“Putnam Management”), the sub-management contract with respect to your fund between Putnam Management and its affiliate, Putnam Investments Limited (“PIL”), and the sub-advisory contract among Putnam Management, PIL, and another affiliate, The Putnam Advisory Company (“PAC”). The Board, with the assistance of its Contract Committee, requests and evaluates all information it deems reasonably necessary under the circumstances in connection with its annual contract review. The Contract Committee consists solely of Trustees who are not “interested persons” (as this term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of The Putnam Funds (“Independent Trustees”).

At the outset of the review process, members of the Board’s independent staff and independent legal counsel discussed with representatives of Putnam Management the annual contract review materials furnished to the Contract Committee during the course of the previous year’s review, identifying possible changes in these materials that might be necessary or desirable for the coming year. Following these discussions and in consultation with the Contract Committee, the Independent Trustees’ independent legal counsel requested that Putnam Management and its affiliates furnish specified information, together with any additional information that Putnam Management considered relevant, to the Contract Committee. Over the course of several months ending in June 2017, the Contract Committee met on a number of occasions with representatives of Putnam Management, and separately in executive session, to consider the information that Putnam Management provided. Throughout this process, the Contract Committee was assisted by the members of the Board’s independent staff and by independent legal counsel for The Putnam Funds and the Independent Trustees.

In May 2017, the Contract Committee met in executive session to discuss and consider its recommendations with respect to the continuance of the contracts. At the Trustees’ June 2017 meeting, the Contract Committee met in executive session with the other Independent Trustees to review a summary of the key financial, performance and other data that the Contract Committee considered in the course of its review. The Contract Committee then presented its written report, which summarized the key factors that the Committee had considered and set forth its recommendations. The Contract Committee recommended, and the Independent Trustees approved, the continuance of your fund’s management, sub-management and sub-advisory contracts, effective July 1, 2017. (Because PIL and PAC are affiliates of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL and PAC, the Trustees have not attempted to evaluate PIL or PAC as separate entities, and all subsequent references to Putnam Management below should be deemed to include reference to PIL and PAC as necessary or appropriate in the context.)

The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds, the costs incurred by Putnam Management in providing services to the fund, and the continued application of certain reductions and waivers noted below; and

• That the fee schedule in effect for your fund represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the management arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that some aspects of the arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based,

12 Dynamic Asset Allocation Equity Fund

in part, on their consideration of fee arrangements in previous years. For example, with some minor exceptions, the funds’ current fee arrangements under the management contracts were first implemented at the beginning of 2010 following extensive review by the Contract Committee and discussions with representatives of Putnam Management, as well as approval by shareholders.

Management fee schedules and total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints. The Trustees also reviewed the total expenses of each Putnam fund, recognizing that in most cases management fees represented the major, but not the sole, determinant of total costs to fund shareholders. (In a few instances, funds have implemented so-called “all-in” management fees covering substantially all routine fund operating costs.)

In reviewing fees and expenses, the Trustees generally focus their attention on material changes in circumstances — for example, changes in assets under management, changes in a fund’s investment strategy, changes in Putnam Management’s operating costs or profitability, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not indicate that changes to the management fee structure for your fund would be appropriate at this time.

Under its management contract, your fund has the benefit of breakpoints in its management fee schedule that provide shareholders with economies of scale in the form of reduced fee rates as assets under management in the Putnam family of funds increase. The Trustees concluded that the fee schedule in effect for your fund represented an appropriate sharing of economies of scale between fund shareholders and Putnam Management.

As in the past, the Trustees also focused on the competitiveness of each fund’s total expense ratio. In order to support the effort to have fund expenses meet competitive standards, the Trustees and Putnam Management have implemented certain expense limitations that were in effect during your fund’s fiscal year ending in 2016. These expense limitations were: (i) a contractual expense limitation applicable to specified retail open-end funds, including your fund, of 32 basis points on investor servicing fees and expenses, reduced to 25 basis points effective September 1, 2016, and (ii) a contractual expense limitation applicable to specified open-end funds of 20 basis points, and, in the case of your fund, 2 basis points, on so-called “other expenses” (i.e., all expenses exclusive of management fees, distribution fees, investor servicing fees, investment-related expenses, interest, taxes, brokerage commissions, acquired fund fees and expenses and extraordinary expenses). These expense limitations attempt to maintain competitive expense levels for the funds. Most funds had sufficiently low expenses that these expense limitations were not operative. However, in the case of your fund, the second of the expense limitations was operative during its fiscal year ending in 2016. Putnam Management has agreed to maintain these expense limitations until at least September 30, 2018. Putnam Management’s support for these expense limitation arrangements was an important factor in the Trustees’ decision to approve the continuance of your fund’s management, sub-management and sub-advisory contracts.

The Trustees reviewed comparative fee and expense information for a custom group of competitive funds selected by Broadridge Financial Solutions, Inc. (“Broadridge”). This comparative information included your fund’s percentile ranking for effective management fees and total expenses (excluding any applicable 12b-1 fee), which provides a general indication of your fund’s relative standing. In the custom peer group, your fund ranked in the first quintile in effective management fees (determined for your fund and the other funds in the custom peer group based on fund asset size and the applicable contractual management fee schedule) and in the third quintile in total expenses (excluding any applicable 12b-1 fees) as of December 31, 2016. The first quintile represents the least expensive funds and the fifth quintile the most expensive funds. The fee and expense data reported by Broadridge as of December 31, 2016 reflected the most recent fiscal year-end data available in Broadridge’s database at that time.

In connection with their review of fund management fees and total expenses, the Trustees also reviewed the costs of the services provided and the profits realized by Putnam Management and its affiliates from their contractual relationships with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management, investor servicing and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of

Dynamic Asset Allocation Equity Fund 13

Putnam Management’s revenues, expenses and profitability, allocated on a fund-by-fund basis, with respect to the funds’ management, distribution, and investor servicing contracts. For each fund, the analysis presented information about revenues, expenses and profitability for each of the agreements separately and for the agreements taken together on a combined basis. The Trustees concluded that, at current asset levels, the fee schedules in place represented reasonable compensation for the services being provided and represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the Putnam funds at that time.

The information examined by the Trustees in connection with their annual contract review for the Putnam funds included information regarding fees charged by Putnam Management and its affiliates to institutional clients, including defined benefit pension and profit-sharing plans, charities, college endowments, foundations, sub-advised third-party mutual funds, state, local and non-U.S. government entities, and corporations. This information included, in cases where an institutional product’s investment strategy corresponds with a fund’s strategy, comparisons of those fees with fees charged to the Putnam funds, as well as an assessment of the differences in the services provided to these different types of clients as compared to the services provided to the Putnam Funds. The Trustees observed that the differences in fee rates between these clients and the Putnam funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients may reflect, among other things, historical competitive forces operating in separate markets. The Trustees considered the fact that in many cases fee rates across different asset classes are higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to its other clients. The Trustees did not rely on these comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the investment oversight committees of the Trustees, which meet on a regular basis with the funds’ portfolio teams and with the Chief Investment Officers and other senior members of Putnam Management’s Investment Division throughout the year. In addition, in response to a request from the Independent Trustees, Putnam Management provided the Trustees with in-depth presentations regarding each of the equity and fixed income investment teams, including the operation of the teams and their investment approaches. The Trustees concluded that Putnam Management generally provides a high-quality investment process — based on the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to them, and in general Putnam Management’s ability to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period.

The Trustees considered that 2016 was a challenging year for the performance of the Putnam funds, with generally disappointing results for the international and global equity funds and taxable fixed income funds, mixed results for small-cap equity, Spectrum, global asset allocation, equity research and tax exempt fixed income funds, but generally strong results for U.S. equity funds. The Trustees noted, however, that they were encouraged by the positive performance trend since mid-year 2016 across most Putnam Funds. In particular, from May 1, 2016 through April 30, 2017, 51% of Putnam Fund assets were in the top quartile and 87% were above the median of the Putnam Funds’ competitive industry rankings. They noted that the longer-term performance of the Putnam funds generally continued to be strong, exemplified by the fact that the Putnam funds were ranked by the Barron’s/Lipper Fund Families survey as the 5th-best performing mutual fund complex out of 54 complexes for the five-year period ended December 31, 2016. In addition, while the survey ranked the Putnam Funds 52nd out of 61 mutual fund complexes for the one-year period ended 2016, the Putnam Funds have ranked 1st or 2nd in the survey for the one-year period three times since 2009 (most recently in 2013). They also noted, however, the disappointing investment performance of some funds for periods ended December 31, 2016 and considered information

14 Dynamic Asset Allocation Equity Fund

provided by Putnam Management regarding the factors contributing to the underperformance and actions being taken to improve the performance of these particular funds. The Trustees indicated their intention to continue to monitor closely the performance of those funds, including the effectiveness of any efforts Putnam Management has undertaken to address underperformance and whether additional actions to address areas of underperformance are warranted.

For purposes of the Trustees’ evaluation of the Putnam Funds’ investment performance, the Trustees generally focus on a competitive industry ranking of each fund’s total net return over a one-year, three-year and five-year period. For a number of Putnam funds with relatively unique investment mandates for which Putnam Management informed the Trustees that meaningful competitive performance rankings are not considered to be available, the Trustees evaluated performance based on their total gross and net returns and, in most cases, comparisons of those returns with the returns of selected investment benchmarks. In the case of your fund, the Trustees considered information about your fund’s total return and its performance relative to its benchmark over the one-year, three-year and five-year periods ended December 31, 2016. Your fund’s class A shares’ return net of fees and expenses was positive and trailed the return of its benchmark over the one-year and three-year periods ended December 31, 2016 and was positive and exceeded the return of its benchmark over the five-year period ended December 31, 2016. (When considering performance information, shareholders should be mindful that past performance is not a guarantee of future results.)

The Trustees also considered Putnam Management’s continued efforts to support fund performance through initiatives including structuring compensation for portfolio managers and research analysts to enhance accountability for fund performance, emphasizing accountability in the portfolio management process, and affirming its commitment to a fundamental-driven approach to investing. The Trustees noted further that Putnam Management continued to strengthen its fundamental research capabilities by adding new investment personnel.

Brokerage and soft-dollar allocations; investor servicing

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage allocation and the use of soft dollars, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that are expected to be useful to Putnam Management in managing the assets of the fund and of other clients. Subject to policies established by the Trustees, soft dollars generated by these means are used predominantly to acquire brokerage and research services (including third-party research and market data) that enhance Putnam Management’s investment capabilities and supplement Putnam Management’s internal research efforts. However, the Trustees noted that a portion of available soft dollars continues to be used to pay fund expenses. The Trustees indicated their continued intent to monitor regulatory and industry developments in this area with the assistance of their Brokerage Committee, including any developments with respect to the European Union’s updated Markets in Financial Instruments Directive and its potential impact on PIL’s use of client commissions to obtain investment research. The Trustees also indicated their continued intent to monitor the allocation of the Putnam funds’ brokerage in order to ensure that the principle of seeking best price and execution remains paramount in the portfolio trading process.

Putnam Management may also receive benefits from payments that the funds make to Putnam Management’s affiliates for investor or distribution services. In conjunction with the annual review of your fund’s management, sub-management and sub-advisory contracts, the Trustees reviewed your fund’s investor servicing agreement with Putnam Investor Services, Inc. (“PSERV”) and its distributor’s contracts and distribution plans with Putnam Retail Management Limited Partnership (“PRM”), both of which are affiliates of Putnam Management. The Trustees concluded that the fees payable by the funds to PSERV and PRM, as applicable, for such services are fair and reasonable in relation to the nature and quality of such services, the fees paid by competitive funds, and the costs incurred by PSERV and PRM, as applicable, in providing such services. Furthermore, the Trustees were of the view that the services provided were required for the operation of the funds, and that they were of a quality at least equal to those provided by other providers.

Dynamic Asset Allocation Equity Fund 15

Financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

16 Dynamic Asset Allocation Equity Fund

The fund’s portfolio 11/30/17 (Unaudited)

COMMON STOCKS (88.6%)*	Shares	Value
Aerospace and defense (2.9%)
Boeing Co. (The)	3,288	$910,118
Huntington Ingalls Industries, Inc.	623	150,560
L3 Technologies, Inc.	2,213	439,480
Northrop Grumman Corp.	1,564	480,774
Raytheon Co.	1,509	288,445
Spirit AeroSystems Holdings, Inc. Class A	1,794	151,145
		2,420,522
Agency (0.1%)
Poste Italiane SpA (Italy)	9,447	68,984
		68,984
Airlines (0.8%)
ANA Holdings, Inc. (Japan)	1,500	60,111
Deutsche Lufthansa AG (Germany)	503	17,284
International Consolidated Airlines Group SA (Spain)	3,266	27,002
Japan Airlines Co., Ltd. (Japan)	400	14,695
Qantas Airways, Ltd. (Australia)	22,175	96,520
Southwest Airlines Co.	7,217	437,855
		653,467
Automotive (0.8%)
Fiat Chrysler Automobiles NV (Italy) †	7,664	131,540
Ford Motor Co.	3,571	44,709
Lear Corp.	945	170,941
Mazda Motor Corp. (Japan)	1,200	16,102
Nissan Motor Co., Ltd. (Japan)	5,100	49,517
Peugeot SA (France)	6,177	127,744
Renault SA (France)	663	67,376
Suzuki Motor Corp. (Japan)	300	16,182
Visteon Corp. †	768	101,138
		725,249
Banking (6.7%)
Banco Macro SA ADR (Argentina)	188	19,090
Bank of China, Ltd. (China)	123,000	59,954
BNP Paribas SA (France)	2,861	216,509
China Construction Bank Corp. (China)	196,000	171,695
Citigroup, Inc.	16,921	1,277,536
Credit Agricole SA (France)	4,875	82,134
DNB ASA (Norway)	4,475	81,599
Dubai Islamic Bank PJSC (United Arab Emirates)	27,312	44,838
Grupo Financiero Galicia SA ADR (Argentina)	867	49,532
Grupo Supervielle SA ADR (Argentina)	2,723	71,615
HDFC Bank, Ltd. (India)	1,556	44,742
Industrial & Commercial Bank of China, Ltd. (China)	140,000	109,788
Industrial Bank of Korea (South Korea)	6,854	100,900
Itau Unibanco Holding SA ADR (Preference) (Brazil)	3,736	46,887
Japan Post Bank Co., Ltd. (Japan)	800	10,173
JPMorgan Chase & Co.	15,781	1,649,430
Mitsubishi UFJ Financial Group, Inc. (Japan)	33,042	234,230
PNC Financial Services Group, Inc. (The)	2,185	307,124

Dynamic Asset Allocation Equity Fund 17

COMMON STOCKS (88.6%)* cont.	Shares	Value
Banking cont.
Regions Financial Corp.	18,026	$299,051
Resona Holdings, Inc. (Japan)	29,400	156,590
Sberbank of Russia PJSC ADR (Russia)	8,077	131,736
Societe Generale SA (France)	2,653	133,604
Sumitomo Mitsui Trust Holdings, Inc. (Japan)	1,200	44,705
SunTrust Banks, Inc.	3,400	209,542
Synovus Financial Corp.	1,071	53,154
TCF Financial Corp.	2,410	48,947
		5,655,105
Beverage (1.2%)
Coca-Cola Amatil, Ltd. (Australia)	17,981	108,232
Dr. Pepper Snapple Group, Inc.	873	78,736
Grape King Bio, Ltd. (Taiwan)	5,000	32,532
Heineken Holding NV (Netherlands)	660	63,607
PepsiCo, Inc.	6,562	764,604
		1,047,711
Biotechnology (1.4%)
Amgen, Inc.	1,586	278,597
Biogen, Inc. †	241	77,643
Celgene Corp. †	4,297	433,267
Gilead Sciences, Inc.	3,780	282,668
Vertex Pharmaceuticals, Inc. †	829	119,616
		1,191,791
Broadcasting (0.5%)
Discovery Communications, Inc. Class A † S	15,284	290,702
Liberty SiriusXM Group Class A †	1,960	79,909
RTL Group SA (Belgium)	543	43,302
		413,913
Building materials (0.3%)
Masco Corp.	3,889	166,877
Nien Made Enterprise Co., Ltd. (Taiwan)	5,000	46,091
Xinyi Glass Holdings, Ltd. (China)	24,000	29,314
		242,282
Cable television (0.3%)
AMC Networks, Inc. Class A †	1,549	79,835
Megacable Holdings SAB de CV (Units) (Mexico)	11,554	48,956
Sky PLC (United Kingdom) †	11,859	150,197
		278,988
Chemicals (1.6%)
Asahi Kasei Corp. (Japan)	6,500	81,744
Ashland Global Holdings, Inc.	406	30,036
BASF SE (Germany)	852	95,325
Celanese Corp. Ser. A	254	27,239
Covestro AG (Germany)	634	66,029
Evonik Industries AG (Germany)	4,180	155,924
Formosa Plastics Corp. (Taiwan)	16,000	48,457
Hitachi Chemical Co., Ltd. (Japan)	900	23,789
Huntsman Corp.	7,250	231,710
Kuraray Co., Ltd. (Japan)	2,700	52,192

18 Dynamic Asset Allocation Equity Fund

COMMON STOCKS (88.6%)* cont.	Shares	Value
Chemicals cont.
Mitsubishi Chemical Holdings Corp. (Japan)	8,300	$90,409
Mitsubishi Gas Chemical Co., Inc. (Japan)	1,500	42,094
Sherwin-Williams Co. (The)	881	351,889
W.R. Grace & Co.	1,357	99,482
		1,396,319
Commercial and consumer services (1.0%)
Adecco Group AG (Switzerland)	1,985	150,124
Booz Allen Hamilton Holding Corp.	2,052	79,392
China Conch Venture Holdings, Ltd. (China)	16,500	36,401
Dai Nippon Printing Co., Ltd. (Japan)	2,400	52,734
Fu Shou Yuan International Group, Ltd. (China)	54,000	42,727
Industrivarden AB Class A (Sweden)	5,691	145,896
Itausa — Investimentos Itau SA (Preference) (Brazil)	9,456	29,985
Qualicorp SA (Brazil)	4,693	43,970
Randstad Holding NV (Netherlands)	710	43,724
ServiceMaster Global Holdings, Inc. †	1,143	55,870
Sporton International, Inc. (Taiwan)	7,000	36,059
Total System Services, Inc.	1,705	126,784
		843,666
Computers (3.3%)
Amadeus IT Holding SA Class A (Spain)	3,054	220,173
Apple, Inc.	8,350	1,434,948
Citrix Systems, Inc. †	2,737	239,843
Fortinet, Inc. †	4,027	169,376
Fujitsu, Ltd. (Japan)	1,000	7,487
HP, Inc.	21,720	465,894
Otsuka Corp. (Japan)	600	44,997
Synopsys, Inc. †	1,475	133,311
Xerox Corp.	4,043	119,915
		2,835,944
Conglomerates (1.0%)
AMETEK, Inc.	1,807	131,351
Bouygues SA (France)	3,296	170,496
Danaher Corp.	2,557	241,279
Marubeni Corp. (Japan)	22,200	147,882
Mitsui & Co., Ltd. (Japan)	8,100	123,362
		814,370
Construction (0.7%)
China State Construction International Holdings, Ltd. (China)	30,000	39,159
CIMIC Group, Ltd. (Australia)	3,815	147,672
Dilip Buildcon, Ltd. (India)	2,790	42,229
HOCHTIEF AG (Germany)	807	141,822
Kajima Corp. (Japan)	4,000	42,174
Loma Negra Cia Industrial Argentina SA ADR (Argentina) †	725	16,008
Mota-Engil SGPS SA (Portugal)	10,281	42,217
NCC, Ltd./India (India)	16,127	30,795
Taisei Corp. (Japan)	1,400	74,291
		576,367

Dynamic Asset Allocation Equity Fund 19

COMMON STOCKS (88.6%)* cont.	Shares	Value
Consumer (0.9%)
Basso Industry Corp. (Taiwan)	21,000	$56,476
Clorox Co. (The)	1,786	248,772
Kimberly-Clark Corp.	3,382	405,028
PC Jeweller, Ltd. (India)	4,192	25,875
		736,151
Consumer finance (0.8%)
Chailease Holding Co., Ltd. (Taiwan)	24,000	69,944
Dewan Housing Finance Corp., Ltd. (India)	5,898	56,740
Discover Financial Services	3,311	233,757
Synchrony Financial	8,025	288,017
		648,458
Consumer goods (0.7%)
Kao Corp. (Japan)	3,000	199,203
Procter & Gamble Co. (The)	4,257	383,087
Unilever NV ADR (Netherlands)	751	43,250
		625,540
Consumer services (—%)
Liberty Expedia Holdings, Inc. Class A †	596	26,868
		26,868
Containers (0.4%)
Berry Plastics Group, Inc. †	1,118	66,823
Crown Holdings, Inc. †	4,080	243,698
		310,521
Distribution (1.0%)
ITOCHU Corp. (Japan)	10,600	184,293
Metro Wholesale & Food Specialist AG (Germany) †	5,091	99,377
Sysco Corp.	5,738	331,255
Toyota Tsusho Corp. (Japan)	3,000	113,258
US Foods Holding Corp. †	4,031	117,383
		845,566
Electric utilities (2.8%)
American Electric Power Co., Inc.	3,655	283,738
CenterPoint Energy, Inc.	4,201	126,072
Edison International	2,210	179,607
Endesa SA (Spain)	3,007	67,054
Enel SpA (Italy)	36,405	236,371
ENGIE SA (France)	971	16,995
Entergy Corp.	5,605	484,720
Exelon Corp.	5,712	238,248
FirstEnergy Corp.	7,121	243,111
Iberdrola SA (Spain)	2,976	23,633
Innogy SE (Germany)	1,632	75,436
Inter RAO UES PJSC (Russia)	332,297	20,966
KEC International, Ltd. (India)	10,426	52,448
OGE Energy Corp.	1,531	54,749
Pampa Energia SA ADR (Argentina) †	512	32,625
PPL Corp.	4,580	167,949
RusHydro PJSC ADR (Russia)	23,816	31,437
		2,335,159

20 Dynamic Asset Allocation Equity Fund

COMMON STOCKS (88.6%)* cont.	Shares	Value
Electronics (2.9%)
Agilent Technologies, Inc.	2,167	$150,043
Casetek Holdings, Ltd. (Taiwan)	11,000	42,873
Elite Material Co., Ltd. (Taiwan)	14,000	53,357
Hoya Corp. (Japan)	1,100	53,528
Koh Young Technology, Inc. (South Korea)	369	29,817
MediaTek, Inc. (Taiwan)	8,000	87,969
NXP Semiconductor NV †	5,683	644,395
Rockwell Automation, Inc.	306	59,082
Samsung Electronics Co., Ltd. (South Korea)	191	448,757
Samsung Electronics Co., Ltd. (Preference) (South Korea)	23	44,724
Texas Instruments, Inc.	7,633	742,615
Trimble Inc. †	1,593	66,890
		2,424,050
Energy (other) (0.1%)
Canvest Environmental Protection Group Co., Ltd. (China)	66,000	38,741
Vestas Wind Systems A/S (Denmark)	683	43,712
		82,453
Engineering and construction (0.3%)
ACS Actividades de Construccion y Servicios SA (Spain)	3,419	132,258
CTCI Corp. (Taiwan)	24,000	35,258
Jacobs Engineering Group, Inc.	1,796	117,871
		285,387
Entertainment (0.6%)
Dixon Technologies India, Ltd. (India) †	558	30,530
Dolby Laboratories, Inc. Class A	618	38,427
Live Nation Entertainment, Inc. †	2,515	114,131
Royal Caribbean Cruises, Ltd.	2,546	315,398
		498,486
Financial (1.7%)
3i Group PLC (United Kingdom)	18,388	224,060
AerCap Holdings NV (Ireland) †	604	31,390
Ally Financial, Inc.	5,871	157,695
Assurant, Inc.	710	71,618
BGC Partners, Inc. Class A	2,492	40,694
CoreLogic, Inc. †	598	26,079
CTBC Financial Holding Co., Ltd. (Taiwan)	93,000	62,234
DGB Financial Group, Inc. (South Korea)	3,686	33,976
Edelweiss Financial Services, Ltd. (India)	12,810	58,861
Hana Financial Group, Inc. (South Korea)	1,443	62,890
HSBC Holdings PLC (United Kingdom)	3,816	37,880
Mizuho Financial Group, Inc. (Japan)	100,216	182,504
ORIX Corp. (Japan)	9,900	170,794
Shriram Transport Finance Co., Ltd. (India)	1,520	31,454
Sumitomo Mitsui Financial Group, Inc. (Japan)	4,907	199,461
UNIFIN Financiera, SAB de CV SOFOM, E.N.R. (Mexico)	14,015	45,869
Wharf Real Estate Investment Co., Ltd. (Hong Kong) †	4,000	24,174
		1,461,633

Dynamic Asset Allocation Equity Fund 21

COMMON STOCKS (88.6%)* cont.	Shares	Value
Food (2.4%)
Associated British Foods PLC (United Kingdom)	2,598	$103,579
BIM Birlesik Magazalar AS (Turkey)	1,442	26,642
ConAgra Foods, Inc.	4,776	178,288
Distribuidora Internacional de Alimentacion SA (Spain)	3,677	17,305
Gruma SAB de CV Class B (Mexico)	3,775	46,764
Hershey Co. (The)	2,024	224,522
Ingredion, Inc.	947	131,141
Lamb Weston Holdings, Inc.	1,755	95,419
Nestle SA (Switzerland)	1,369	117,243
NH Foods, Ltd. (Japan)	1,000	24,691
Pinnacle Foods, Inc.	1,583	92,178
Tate & Lyle PLC (United Kingdom)	16,441	149,640
Tyson Foods, Inc. Class A	5,858	481,821
WH Group, Ltd. (Hong Kong)	145,500	154,917
WM Morrison Supermarkets PLC (United Kingdom)	47,023	137,554
X5 Retail Group NV GDR (Russia) †	1,148	42,591
		2,024,295
Forest products and packaging (0.3%)
Domtar Corp.	1,058	51,017
Packaging Corp. of America	1,559	184,897
		235,914
Health-care services (4.3%)
Alfresa Holdings Corp. (Japan)	500	10,759
Anthem, Inc.	2,333	548,162
Charles River Laboratories International, Inc. †	735	76,587
Cigna Corp.	2,112	447,174
Fleury SA (Brazil)	4,594	36,812
Fresenius Medical Care AG & Co., KGaA (Germany)	810	80,474
Humana, Inc.	1,601	417,637
McKesson Corp.	2,961	437,458
Medipal Holdings Corp. (Japan)	2,500	48,648
Premier, Inc. Class A †	964	27,975
UnitedHealth Group, Inc.	5,741	1,309,924
WellCare Health Plans, Inc. †	846	180,190
		3,621,800
Homebuilding (0.6%)
Berkeley Group Holdings PLC (The) (United Kingdom)	2,318	119,626
NVR, Inc. †	39	135,525
Taylor Wimpey PLC (United Kingdom)	61,581	162,817
Thor Industries, Inc.	825	126,679
		544,647
Household furniture and appliances (0.2%)
Electrolux AB Ser. B (Sweden)	4,173	138,586
		138,586
Insurance (4.0%)
Aflac, Inc.	3,470	304,111
AIA Group, Ltd. (Hong Kong)	3,600	29,343
Allianz SE (Germany)	1,159	273,348
Allstate Corp. (The)	3,299	338,675

22 Dynamic Asset Allocation Equity Fund

COMMON STOCKS (88.6%)* cont.	Shares	Value
Insurance cont.
American Financial Group, Inc.	507	$53,265
Assured Guaranty, Ltd.	1,588	57,660
AXA SA (France)	6,049	182,515
Dongbu Insurance Co., Ltd. (South Korea)	576	36,246
Hartford Financial Services Group, Inc. (The)	4,249	244,063
Hyundai Marine & Fire Insurance Co., Ltd. (South Korea)	785	31,296
ING Life Insurance Korea, Ltd. (South Korea)	1,084	54,277
IRB Brasil Resseguros S/A (Brazil)	9,277	97,348
Lincoln National Corp.	2,043	156,392
Mapfre SA (Spain)	10,784	36,274
Muenchener Rueckversicherungs-Gesellschaft
AG in Muenchen (Germany)	742	165,108
NN Group NV (Netherlands)	3,714	163,142
Ping An Insurance Group Co. of China, Ltd. (China)	11,500	113,709
Principal Financial Group, Inc.	1,575	111,494
Prudential Financial, Inc.	3,341	387,021
Reinsurance Group of America, Inc.	501	81,187
Swiss Re AG (Switzerland)	1,875	175,731
Torchmark Corp.	636	56,509
Travelers Cos., Inc. (The)	870	117,946
Unum Group	2,149	121,676
		3,388,336
Investment banking/Brokerage (1.5%)
Ameriprise Financial, Inc.	1,943	317,156
Daiwa Securities Group, Inc. (Japan)	4,000	24,963
E*Trade Financial Corp. †	7,245	348,774
Goldman Sachs Group, Inc. (The)	1,162	287,758
Morgan Stanley	2,970	153,282
Nomura Holdings, Inc. (Japan)	19,800	118,991
Raymond James Financial, Inc.	386	34,084
		1,285,008
Lodging/Tourism (0.8%)
Carnival PLC (United Kingdom)	2,335	150,503
Extended Stay America, Inc. (Units)	4,465	78,004
Genting Bhd (Malaysia)	13,900	29,926
Hilton Grand Vacations, Inc. †	660	26,380
Hilton Worldwide Holdings, Inc.	2,950	228,802
Hyatt Hotels Corp. Class A †	538	38,930
TUI AG (Germany)	7,967	146,965
		699,510
Machinery (0.7%)
BWX Technologies, Inc.	1,418	88,554
Cummins, Inc.	2,189	366,439
Hitachi, Ltd. (Japan)	20,000	149,192
		604,185
Manufacturing (0.7%)
Crane Co.	325	27,745
Ingersoll-Rand PLC	2,966	259,881
Jain Irrigation Systems, Ltd. (India)	17,564	32,971

Dynamic Asset Allocation Equity Fund 23

COMMON STOCKS (88.6%)* cont.	Shares	Value
Manufacturing cont.
Oshkosh Corp.	316	$28,453
Parker Hannifin Corp.	1,471	275,798
		624,848
Media (0.7%)
Lagardere SCA (France)	618	20,254
Naspers, Ltd. Class N (South Africa)	792	212,954
Walt Disney Co. (The)	3,224	337,940
		571,148
Medical services (0.1%)
Service Corp. International/US	1,694	62,593
		62,593
Medical technology (0.1%)
Bruker Corp.	1,010	35,532
Vieworks Co., Ltd. (South Korea)	645	23,391
		58,923
Metals (0.7%)
Anglo American PLC (United Kingdom)	2,626	48,264
BHP Billiton, Ltd. (Australia)	3,334	69,291
Fortescue Metals Group, Ltd. (Australia)	10,240	35,833
Hindalco Industries, Ltd. (India)	11,424	42,854
Korea Zinc Co., Ltd. (South Korea)	118	52,904
Mitsubishi Materials Corp. (Japan)	400	13,394
Newmont Mining Corp.	3,473	128,466
Rio Tinto PLC (United Kingdom)	1,237	58,577
Skipper, Ltd. (India) †	11,869	50,793
United Co. RUSAL PLC (RUSAL) (Russia)	33,000	20,092
voestalpine AG (Austria)	699	40,609
		561,077
Natural gas utilities (0.8%)
Centrica PLC (United Kingdom)	54,109	105,814
ENI SpA (Italy)	1,005	16,520
Gas Natural SDG SA (Spain)	441	9,858
Kinder Morgan, Inc.	18,510	318,927
NiSource, Inc.	986	27,145
UGI Corp.	2,574	126,152
Vectren Corp.	645	44,828
		649,244
Office equipment and supplies (0.2%)
Avery Dennison Corp.	1,275	145,503
		145,503
Oil and gas (4.4%)
Caltex Australia, Ltd. (Australia)	1,227	31,676
Chevron Corp.	5,765	685,977
Exxon Mobil Corp.	12,024	1,001,479
Indian Oil Corp., Ltd. (India)	4,843	29,681
Lukoil PJSC ADR (Russia)	985	54,717
Marathon Petroleum Corp.	5,473	342,774
Petroleo Brasileiro SA — Petrobras ADR (Brazil) †	2,208	21,462
Petroleo Brasileiro SA — Petrobras ADR (Preference) (Brazil) †	1,289	12,091

24 Dynamic Asset Allocation Equity Fund

COMMON STOCKS (88.6%)* cont.	Shares	Value
Oil and gas cont.
PTT PCL (Foreign depositary shares) (Thailand)	5,900	$74,427
Repsol SA (Spain)	9,700	178,030
Royal Dutch Shell PLC Class B (United Kingdom)	3,042	98,263
Total SA (France)	5,016	283,022
Valero Energy Corp.	6,787	581,103
Williams Cos., Inc. (The)	11,991	348,339
		3,743,041
Pharmaceuticals (4.8%)
AbbVie, Inc.	3,483	337,572
Allergan PLC	155	26,944
AstraZeneca PLC (United Kingdom)	347	22,418
Bayer AG (Germany)	675	86,086
Bristol-Myers Squibb Co.	4,052	256,046
China Traditional Chinese Medicine Holdings Co., Ltd. (China)	88,000	46,482
Eli Lilly & Co.	5,277	446,645
GlaxoSmithKline PLC (United Kingdom)	11,262	194,877
Johnson & Johnson	6,763	942,289
Merck & Co., Inc.	8,214	453,988
Mitsubishi Tanabe Pharma Corp. (Japan)	3,400	73,623
Novartis AG (Switzerland)	3,860	330,381
Pfizer, Inc.	3,353	121,580
Richter Gedeon Nyrt (Hungary)	2,134	55,144
Roche Holding AG (Switzerland)	1,269	320,169
Sanofi (France)	2,650	241,609
Shionogi & Co., Ltd. (Japan)	2,300	128,381
		4,084,234
Photography/Imaging (0.1%)
Sunny Optical Technology Group Co., Ltd. (China)	3,000	50,920
		50,920
Publishing (0.5%)
GEDI Gruppo Editoriale SpA (Italy) †	302	249
News Corp. Class A	3,550	57,368
S&P Global, Inc.	1,810	299,519
Toppan Printing Co., Ltd. (Japan)	6,000	56,155
		413,291
Railroads (1.0%)
Central Japan Railway Co. (Japan)	900	167,540
Union Pacific Corp.	5,697	720,671
		888,211
Real estate (3.3%)
AGNC Investment Corp. R	8,228	163,737
Apartment Investment & Management Co. Class A R	1,426	62,872
Apple Hospitality REIT, Inc. R	2,242	43,674
Barratt Developments PLC (United Kingdom)	11,795	96,666
Brandywine Realty Trust R	2,124	36,597
Brixmor Property Group, Inc. R	3,819	69,009
Camden Property Trust R	1,081	98,674
CBRE Group, Inc. Class A †	2,582	111,956
Cheung Kong Property Holdings, Ltd. (Hong Kong)	17,500	148,168

Dynamic Asset Allocation Equity Fund 25

COMMON STOCKS (88.6%)* cont.	Shares	Value
Real estate cont.
Chimera Investment Corp. R	2,101	$38,448
Colony NorthStar, Inc. Class A R	5,546	67,606
Duke Realty Corp. R	3,332	93,729
Equity Commonwealth † R	883	26,543
Equity Lifestyle Properties, Inc. R	539	48,677
Equity Residential Trust R	3,019	201,730
Fonciere Des Regions (France) R	1,453	155,459
Forest City Realty Trust, Inc. Class A R	2,797	66,988
Gaming and Leisure Properties, Inc. R	1,020	37,046
HCP, Inc. R	4,963	131,222
Highwoods Properties, Inc. R	1,243	63,132
Hudson Pacific Properties, Inc. R	1,221	43,504
Kerry Properties, Ltd. (Hong Kong)	14,500	64,488
KWG Property Holding, Ltd. (China)	37,500	39,952
Liberty Property Trust R	1,322	59,331
MFA Financial, Inc. R	3,445	27,560
MRV Engenharia e Participacoes SA (Brazil)	12,081	49,270
Nomura Real Estate Holdings, Inc. (Japan)	1,400	32,375
Outfront Media, Inc. R	1,563	36,668
Park Hotels & Resorts, Inc. R	2,792	81,526
Persimmon PLC (United Kingdom)	4,606	158,221
Realogy Holdings Corp.	2,849	79,516
Senior Housing Properties Trust R	1,397	26,753
Spirit Realty Capital, Inc. R	9,395	80,233
Starwood Property Trust, Inc. R	2,740	59,403
Sun Hung Kai Properties, Ltd. (Hong Kong)	4,000	65,660
Vornado Realty Trust R	1,631	126,598
Wharf Holdings, Ltd. (The) (Hong Kong)	4,000	12,618
WP Carey, Inc. R	378	26,906
		2,832,515
Restaurants (1.0%)
Gourmet Master Co., Ltd. (Taiwan)	3,000	37,801
Jubilant Foodworks, Ltd. (India)	1,362	37,764
McDonald’s Corp.	3,206	551,336
Yum! Brands, Inc.	2,223	185,554
		812,455
Retail (4.6%)
Amazon.com, Inc. †	152	178,866
Harvey Norman Holdings, Ltd. (Australia) S	18,260	55,793
Home Depot, Inc. (The)	4,966	892,986
J Sainsbury PLC (United Kingdom)	46,049	144,669
KAR Auction Services, Inc.	1,769	89,105
Kingfisher PLC (United Kingdom)	29,641	133,889
Lowe’s Cos., Inc.	9,342	778,843
Marks & Spencer Group PLC (United Kingdom)	31,168	132,019
Padini Holdings Bhd (Malaysia)	25,200	31,140
Poya International Co., Ltd. (Taiwan)	5,030	62,590
PVH Corp.	1,977	266,005
Robinsons Retail Holdings, Inc. (Philippines)	16,420	31,704

26 Dynamic Asset Allocation Equity Fund

COMMON STOCKS (88.6%)* cont.	Shares	Value
Retail cont.
Ross Stores, Inc.	4,158	$316,133
TJX Cos., Inc. (The)	2,826	213,504
Toro Co. (The)	778	50,765
Wal-Mart de Mexico SAB de CV (Mexico)	25,286	59,704
Walgreens Boots Alliance, Inc.	5,589	406,656
Yue Yuen Industrial Holdings, Ltd. (Hong Kong)	6,500	23,286
		3,867,657
Schools (—%)
Ser Educacional SA 144A (Brazil)	4,118	37,098
		37,098
Semiconductor (0.9%)
Applied Materials, Inc.	3,616	190,816
KLA-Tencor Corp.	2,303	235,459
Maxim Integrated Products, Inc.	3,705	193,883
Taiwan Semiconductor Manufacturing Co., Ltd. (Taiwan)	15,000	112,927
		733,085
Shipping (—%)
Yangzijiang Shipbuilding Holdings, Ltd. (China)	16,700	19,447
		19,447
Software (5.1%)
Adobe Systems, Inc. †	914	165,864
Amdocs, Ltd.	2,659	173,606
Cadence Design Systems, Inc. †	2,678	117,591
Chinasoft International, Ltd. (China)	58,000	37,655
Electronic Arts, Inc. †	3,899	414,659
F5 Networks, Inc. †	1,209	162,248
Intuit, Inc.	2,369	372,454
Microsoft Corp.	25,701	2,163,253
Tencent Holdings, Ltd. (China)	7,800	402,629
VMware, Inc. Class A † S	2,502	300,515
		4,310,474
Staffing (0.1%)
ManpowerGroup, Inc.	994	128,127
		128,127
Technology services (5.0%)
Alibaba Group Holding, Ltd. ADR (China) † S	1,891	334,858
Alphabet, Inc. Class A †	2,049	2,123,112
AtoS SE (France)	445	65,810
Cognizant Technology Solutions Corp. Class A	1,444	104,372
Dun & Bradstreet Corp. (The)	935	115,108
DXC Technology Co.	3,185	306,206
Facebook, Inc. Class A †	2,704	479,095
IBM Corp.	3,235	498,093
Mixi, Inc. (Japan)	300	13,969
NCSOFT Corp. (South Korea)	98	39,295
Sogou, Inc. ADR (China) † S	2,179	26,802
Yandex NV Class A (Russia) †	1,325	43,871
Zebra Technologies Corp. Class A †	513	56,594
		4,207,185

Dynamic Asset Allocation Equity Fund 27

COMMON STOCKS (88.6%)* cont.	Shares	Value
Telecommunications (0.6%)
BT Group PLC (United Kingdom)	11,119	$39,217
Eutelsat Communications SA (France)	571	12,927
Juniper Networks, Inc.	9,008	250,062
Telekomunikasi Indonesia Persero Tbk PT (Indonesia)	213,400	65,919
Telstra Corp., Ltd. (Australia)	49,589	128,978
Turkcell Iletisim Hizmetleri AS (Turkey)	9,454	36,721
		533,824
Telephone (2.0%)
KDDI Corp. (Japan)	7,000	200,941
Nippon Telegraph & Telephone Corp. (Japan)	3,600	188,784
Telecom Argentina SA ADR (Argentina) † S	1,077	37,469
Verizon Communications, Inc.	24,492	1,246,390
		1,673,584
Textiles (0.8%)
Carter’s, Inc.	424	45,928
Michael Kors Holdings, Ltd. †	3,234	188,995
Nameson Holdings, Ltd. (Hong Kong)	46,000	16,079
Ralph Lauren Corp.	4,642	441,686
		692,688
Tobacco (0.1%)
Swedish Match AB (Sweden)	1,671	63,199
		63,199
Toys (0.3%)
Hasbro, Inc.	1,993	185,389
JUMBO SA (Greece)	1,493	22,568
Namco Bandai Holdings, Inc. (Japan)	900	29,342
		237,299
Transportation services (0.4%)
Beijing Capital International Airport Co., Ltd. (China)	18,000	26,753
Deutsche Post AG (Germany)	4,748	225,431
Royal Mail PLC (United Kingdom)	15,570	93,050
		345,234
Trucks and parts (0.4%)
Allison Transmission Holdings, Inc.	6,563	269,346
Iochpe Maxion SA (Brazil)	5,497	35,735
JTEKT Corp (Japan)	2,100	36,265
		341,346
Waste Management (0.2%)
Waste Management, Inc.	2,571	211,465
		211,465
Water Utilities (0.1%)
China Water Affairs Group, Ltd. (China)	66,000	52,723
		52,723
Total common stocks (cost $61,387,317)		$74,939,669

INVESTMENT COMPANIES (1.7%)*	Shares	Value
iShares MSCI EAFE ETF	5,048	$353,915
SPDR S&P 500 ETF Trust	3,651	967,552
SPDR S&P MidCap 400 ETF Trust	373	129,024
Total investment companies (cost $1,388,755)		$1,450,491

28 Dynamic Asset Allocation Equity Fund

	Expiration	Strike
WARRANTS (0.2%)* †	date	price	Warrants	Value
Jiangsu NHWA Pharmaceutical Co., Ltd.
144A (China)	7/27/18	$0.00	12,200	$25,689
Qingdao Haier Co., Ltd. 144A (China)	9/24/18	0.00	16,200	42,370
Shanghai International Airport Co., Ltd.
144A (China)	5/7/18	0.00	5,300	33,504
Tonghua Dongbao Pharmaceutical Co., Ltd.
144A (China)	11/12/18	0.00	9,800	33,488
Wuliangye Yibin Co., Ltd. 144A (China)	4/12/18	0.00	99	982
Total warrants (cost $120,745)				$136,033

PURCHASED OPTIONS	Expiration
OUTSTANDING (0.0%)*	date/strike	Notional		Contract
Counterparty	price	amount		amount	Value
Bank of America N.A.
USD/CNH (Put)	Dec-17/CNH 6.50	$857,300		$857,300	$5
Barclays Bank PLC
GBP/USD (Call)	Feb-18/1.40	1,328,868	GBP	982,600	5,975
USD/MXN (Call)	May-18/MXN 21.50	983,000		$983,000	8,912
JPMorgan Chase Bank N.A.
USD/JPY (Put)	Jan-18/JPY 107.00	1,587,500		1,587,500	1,325
UBS AG
IShares MSCI Emerging
Markets ETF (Put)	Dec-17/$43.00	564,725		12,250	753
Total purchased options outstanding (cost $38,096)					$16,970

	Principal amount/
SHORT-TERM INVESTMENTS (12.0%)*		shares	Value
Putnam Cash Collateral Pool, LLC 1.31% [d]	Shares	936,430	$936,430
Putnam Short Term Investment Fund 1.23% L	Shares	8,866,801	8,866,801
U.S. Treasury Bills 1.043%, 12/7/17		$7,000	6,999
U.S. Treasury Bills 1.059%, 1/18/18 #		295,000	294,560
Total short-term investments (cost $10,104,821)			$10,104,790

TOTAL INVESTMENTS
Total investments (cost $73,039,734)	$86,647,953

Key to holding’s currency abbreviations

CNH	Chinese Yuan (Offshore)
GBP	British Pound
JPY	Japanese Yen
MXN	Mexican Peso

Key to holding’s abbreviations

ADR	American Depository Receipts: represents ownership of foreign securities on deposit with a custodian bank
ETF	Exchange Traded Fund
GDR	Global Depository Receipts: represents ownership of foreign securities on deposit with a custodian bank
PJSC	Public Joint Stock Company
SPDR	S&P Depository Receipts

Dynamic Asset Allocation Equity Fund 29

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from June 1, 2017 through November 30, 2017 (the reporting period). Within the following notes to the portfolio, references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter.

* Percentages indicated are based on net assets of $84,553,833.

† This security is non-income-producing.

# This security, in part or in entirety, was pledged and segregated with the broker to cover margin requirements for futures contracts at the close of the reporting period. Collateral at period end totaled $255,590 and is included in Investments in securities on the Statement of assets and liabilities (Notes 1 and 5).

d Affiliated company. See Notes 1 and 5 to the financial statements regarding securities lending. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

L Affiliated company (Note 5). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

R Real Estate Investment Trust.

S Security on loan, in part or in entirety, at the close of the reporting period (Note 1).

At the close of the reporting period, the fund maintained liquid assets totaling $125,836 to cover certain derivative contracts and the settlement of certain securities.

144A after the name of an issuer represents securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

DIVERSIFICATION BY COUNTRY
Distribution of investments by country of risk at the close of the reporting period, excluding collateral received, if any
(as a percentage of Portfolio Value):

United States	76.5%	Spain	0.8%
Japan	4.4	Australia	0.8
United Kingdom	3.0	India	0.7
China	2.1	Hong Kong	0.6
France	2.1	Italy	0.5
Germany	1.9	Brazil	0.5
Switzerland	1.3	Other	2.8
South Korea	1.1	Total	100.0%
Taiwan	0.9

FORWARD CURRENCY CONTRACTS at 11/30/17 (aggregate face value $13,425,616) (Unaudited)
						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type*	date	Value	face value	(depreciation)
Bank of America N.A.
	Australian Dollar	Buy	1/17/18	$17,771	$20,063	$(2,292)
	British Pound	Buy	12/20/17	454,551	441,635	12,916
	British Pound	Sell	12/20/17	454,551	442,590	(11,961)
	Canadian Dollar	Sell	1/17/18	22,029	22,746	717
	Euro	Buy	12/20/17	222,338	220,682	1,656
	Norwegian Krone	Buy	12/20/17	216,418	229,458	(13,040)
	Russian Ruble	Buy	12/20/17	355,976	353,655	2,321
	Russian Ruble	Sell	12/20/17	355,976	354,000	(1,976)

30 Dynamic Asset Allocation Equity Fund

FORWARD CURRENCY CONTRACTS at 11/30/17 (aggregate face value $13,425,616) (Unaudited) cont.
						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type*	date	Value	face value	(depreciation)
Barclays Bank PLC
	Australian Dollar	Buy	1/17/18	$77,437	$80,646	$(3,209)
	British Pound	Sell	12/20/17	165,907	160,768	(5,139)
	Euro	Buy	12/20/17	38,724	33,462	5,262
	Hong Kong Dollar	Sell	2/22/18	12,304	12,334	30
	Japanese Yen	Buy	2/22/18	2,980	4,824	(1,844)
	Swedish Krona	Sell	12/20/17	80,297	80,361	64
	Swiss Franc	Buy	12/20/17	55,272	56,780	(1,508)
Citibank, N.A.
	Australian Dollar	Buy	1/17/18	79,630	80,375	(745)
	Brazilian Real	Buy	1/3/18	36,327	38,694	(2,367)
	Brazilian Real	Buy	4/3/18	161,754	162,238	(484)
	British Pound	Sell	12/20/17	122,197	115,861	(6,336)
	Danish Krone	Buy	12/20/17	225,500	224,461	1,039
	Euro	Buy	12/20/17	66,487	65,833	654
	Japanese Yen	Buy	2/22/18	82,688	82,609	79
	New Zealand Dollar	Sell	1/17/18	157,585	159,197	1,612
	Norwegian Krone	Buy	12/20/17	205,630	217,576	(11,946)
	Russian Ruble	Buy	12/20/17	170,833	169,407	1,426
	Russian Ruble	Sell	12/20/17	170,833	169,469	(1,364)
	Swedish Krona	Sell	12/20/17	11,914	14,774	2,860
Credit Suisse International
	Australian Dollar	Buy	1/17/18	79,403	80,946	(1,543)
	Euro	Buy	12/20/17	98,062	99,065	(1,003)
	Euro	Sell	12/20/17	98,062	98,207	145
	Japanese Yen	Buy	2/22/18	164,224	162,949	1,275
	Norwegian Krone	Buy	12/20/17	3,163	3,389	(226)
	Swedish Krona	Sell	12/20/17	1,591	1,611	20
	Swiss Franc	Buy	12/20/17	137,315	141,030	(3,715)
	Swiss Franc	Sell	12/20/17	137,315	137,513	198
Goldman Sachs International
	Australian Dollar	Buy	1/17/18	3,932	3,542	390
	Brazilian Real	Sell	1/3/18	41,929	39,125	(2,804)
	Brazilian Real	Buy	4/3/18	161,753	161,816	(63)
	British Pound	Sell	12/20/17	40,733	39,744	(989)
	Euro	Sell	12/20/17	156,447	156,931	484
	Hungarian Forint	Buy	12/20/17	85,777	86,623	(846)
	Hungarian Forint	Sell	12/20/17	85,777	86,879	1,102
	Japanese Yen	Buy	2/22/18	171,012	170,283	729
	New Zealand Dollar	Sell	1/17/18	235,387	238,517	3,130
	Norwegian Krone	Buy	12/20/17	152,365	159,715	(7,350)
	South African Rand	Sell	1/17/18	86,178	81,487	(4,691)
	Swedish Krona	Sell	12/20/17	81,350	82,541	1,191
	Turkish Lira	Buy	12/20/17	320,440	355,577	(35,137)
	Turkish Lira	Sell	12/20/17	320,440	341,325	20,885

Dynamic Asset Allocation Equity Fund 31

FORWARD CURRENCY CONTRACTS at 11/30/17 (aggregate face value $13,425,616) (Unaudited) cont.
						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type*	date	Value	face value	(depreciation)
HSBC Bank USA, National Association
	British Pound	Buy	12/20/17	$124,228	$118,057	$6,171
	Canadian Dollar	Sell	1/17/18	79,507	79,973	466
	Euro	Buy	12/20/17	167,052	166,819	233
	Euro	Sell	12/20/17	167,052	166,878	(174)
	Japanese Yen	Sell	2/22/18	82,707	81,575	(1,132)
	Mexican Peso	Buy	1/17/18	2,567	561	2,006
	New Zealand Dollar	Buy	1/17/18	80,261	81,470	(1,209)
JPMorgan Chase Bank N.A.
	Australian Dollar	Buy	1/17/18	86,133	86,655	(522)
	British Pound	Sell	12/20/17	61,166	59,434	(1,732)
	Euro	Buy	12/20/17	163,000	156,675	6,325
	Japanese Yen	Sell	2/22/18	1,072,700	1,057,985	(14,715)
	New Zealand Dollar	Sell	1/17/18	161,683	163,498	1,815
	Norwegian Krone	Buy	12/20/17	75,250	84,025	(8,775)
	Singapore Dollar	Buy	2/22/18	199,990	198,458	1,532
	Swedish Krona	Sell	12/20/17	122,043	124,947	2,904
	Swiss Franc	Sell	12/20/17	53,745	51,652	(2,093)
Royal Bank of Scotland PLC (The)
	Australian Dollar	Buy	1/17/18	33,274	35,799	(2,525)
	Canadian Dollar	Buy	1/17/18	92,383	93,920	(1,537)
	Euro	Buy	12/20/17	144,651	144,543	108
	Japanese Yen	Sell	2/22/18	53,968	53,224	(744)
	New Zealand Dollar	Sell	1/17/18	73,362	70,903	(2,459)
	Norwegian Krone	Buy	12/20/17	42,526	42,170	356
	Swedish Krona	Sell	12/20/17	245,341	250,234	4,893
	Turkish Lira	Buy	12/20/17	256,276	281,648	(25,372)
	Turkish Lira	Sell	12/20/17	256,276	277,015	20,739
State Street Bank and Trust Co.
	Australian Dollar	Buy	1/17/18	190,418	196,724	(6,306)
	British Pound	Sell	12/20/17	87,690	88,129	439
	Canadian Dollar	Buy	1/17/18	80,671	81,795	(1,124)
	Euro	Buy	12/20/17	125,467	125,969	(502)
	Japanese Yen	Buy	2/22/18	72,009	72,977	(968)
	New Zealand Dollar	Sell	1/17/18	114,210	107,142	(7,068)
	Norwegian Krone	Buy	12/20/17	124,583	138,152	(13,569)
	Swedish Krona	Sell	12/20/17	80,871	81,599	728
UBS AG
	Australian Dollar	Buy	1/17/18	462,959	471,639	(8,680)
	Canadian Dollar	Buy	1/17/18	86,100	88,910	(2,810)
	Euro	Buy	12/20/17	163,596	157,357	6,239
	Japanese Yen	Buy	2/22/18	191,104	190,769	335
	New Zealand Dollar	Sell	1/17/18	79,646	79,989	343
	Norwegian Krone	Buy	12/20/17	81,877	86,586	(4,709)

32 Dynamic Asset Allocation Equity Fund

FORWARD CURRENCY CONTRACTS at 11/30/17 (aggregate face value $13,425,616) (Unaudited) cont.
						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type*	date	Value	face value	(depreciation)
UBS AG cont.
	Norwegian Krone	Sell	12/20/17	$81,877	$82,776	$899
	Swedish Krona	Sell	12/20/17	87,055	88,765	1,710
WestPac Banking Corp.
	Australian Dollar	Buy	1/17/18	205,389	210,661	(5,272)
	Euro	Buy	12/20/17	78,641	78,788	(147)
	Euro	Sell	12/20/17	78,641	77,775	(866)
	Japanese Yen	Buy	2/22/18	169,583	167,254	2,329
	New Zealand Dollar	Sell	1/17/18	79,988	80,429	441
Unrealized appreciation						121,196
Unrealized depreciation						(237,588)
Total						$(116,392)

* The exchange currency for all contracts listed is the United States Dollar.

FUTURES CONTRACTS OUTSTANDING at 11/30/17 (Unaudited)
					Unrealized
	Number of	Notional		Expiration	appreciation/
	contracts	amount	Value	date	(depreciation)
Russell 2000 Index E-Mini (Long)	72	$5,558,905	$5,563,440	Dec-17	$521,387
S&P 500 Index E-Mini (Long)	8	1,059,032	1,059,160	Dec-17	64,824
S&P 500 Index E-Mini (Short)	6	794,274	794,370	Dec-17	(48,642)
Tokyo Price Index (Long)	5	796,162	798,347	Dec-17	100,984
Unrealized appreciation					687,195
Unrealized depreciation					(48,642)
Total					$638,553

WRITTEN OPTIONS OUTSTANDING at 11/30/17 (premiums $18,422) (Unaudited)
	Expiration	Notional	Contract
Counterparty	date/strike price	amount	amount	Value
Bank of America N.A.
USD/CNH (Put)	Dec-17/CNH 6.40	$857,300	$857,300	$1
Barclays Bank PLC
USD/MXN (Call)	May-18/MXN 22.00	983,000	983,000	6,715
JPMorgan Chase Bank N.A.
USD/JPY (Put)	Jan-18/JPY 103.00	1,587,500	1,587,500	120
UBS AG
IShares MSCI Emerging
Markets ETF (Put)	Jan-18/$103.00	564,725	12,250	368
Total				$7,204

Dynamic Asset Allocation Equity Fund 33

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs
Investments in securities:	Level 1	Level 2	Level 3
Common stocks *:
Basic materials	$1,769,511	$1,000,166	$—
Capital goods	4,690,091	253,686	—
Communication services	1,901,774	584,622	—
Conglomerates	543,126	271,244	—
Consumer cyclicals	9,299,225	774,023	—
Consumer staples	5,269,493	892,691	—
Energy	3,725,396	100,098	—
Financials	12,613,160	2,657,895	—
Government	68,984	—	—
Health care	8,688,057	331,284	—
Technology	13,090,754	1,470,904	—
Transportation	1,521,293	385,066	—
Utilities and power	2,931,955	105,171	—
Total common stocks	66,112,819	8,826,850	—

Investment companies	1,450,491	—	—
Purchased options outstanding	—	16,970	—
Warrants	—	136,033	—
Short-term investments	8,866,801	1,237,989	—
Totals by level	$76,430,111	$10,217,842	$—

		Valuation inputs
Other financial instruments:	Level 1	Level 2	Level 3
Forward currency contracts	$—	$(116,392)	$—
Futures contracts	638,553	—	—
Written options outstanding	—	(7,204)	—
Totals by level	$638,553	$(123,596)	$—

* Common stock classifications are presented at the sector level, which may differ from the fund’s portfolio presentation.

During the reporting period, transfers within the fair value hierarchy, if any (other than certain transfers involving non-U.S. equity securities as described in Note 1), did not represent, in the aggregate, more than 1% of the fund’s net assets measured as of the end of the period. Transfers are accounted for using the end of period pricing valuation method.

The accompanying notes are an integral part of these financial statements.

34 Dynamic Asset Allocation Equity Fund

Statement of assets and liabilities 11/30/17 (Unaudited)

ASSETS
Investment in securities, at value, including $912,645 of securities on loan (Notes 1 and 9):
Unaffiliated issuers (identified cost $63,236,503)	$76,844,722
Affiliated issuers (identified cost $9,803,231) (Notes 1 and 5)	9,803,231
Foreign currency (cost $82,629) (Note 1)	82,636
Dividends and interest receivable	177,671
Foreign tax reclaim	16,298
Receivable for shares of the fund sold	108,647
Receivable for investments sold	111,153
Receivable for investor servicing fees (Note 2)	719
Receivable for variation margin on futures contracts (Note 1)	35,778
Unrealized appreciation on forward currency contracts (Note 1)	121,196
Prepaid assets	15,353
Total assets	87,317,404

LIABILITIES
Payable to custodian	36,735
Payable for investments purchased	1,383,051
Payable for shares of the fund repurchased	47,608
Payable for compensation of Manager (Note 2)	10,645
Payable for custodian fees (Note 2)	36,816
Payable for Trustee compensation and expenses (Note 2)	6,755
Payable for administrative services (Note 2)	344
Payable for variation margin on futures contracts (Note 1)	14,392
Unrealized depreciation on forward currency contracts (Note 1)	237,588
Written options outstanding, at value (premiums $18,422) (Note 1)	7,204
Collateral on securities loaned, at value (Note 1)	936,430
Other accrued expenses	46,003
Total liabilities	2,763,571

Net assets	$84,553,833

REPRESENTED BY
Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$62,435,864
Undistributed net investment income (Note 1)	1,570,674
Accumulated net realized gain on investments and foreign currency transactions (Note 1)	6,405,316
Net unrealized appreciation of investments and assets and liabilities in foreign currencies	14,141,979
Total — Representing net assets applicable to capital shares outstanding	$84,553,833

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE
Net asset value and redemption price per class A share ($20,384 divided by 1,435 shares)	$14.20
Offering price per class A share (100/94.25 of $14.20)*	$15.07
Net asset value, offering price and redemption price per class P share
($84,533,449 divided by 5,935,596 shares)	$14.24

* On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

Dynamic Asset Allocation Equity Fund 35

Statement of operations Six months ended 11/30/17 (Unaudited)

INVESTMENT INCOME
Dividends (net of foreign tax of $21,101)	$996,548
Interest (including interest income of $46,204 from investments in affiliated issuers) (Note 5)	47,800
Securities lending (net of expenses) (Notes 1 and 5)	2,055
Total investment income	1,046,403

EXPENSES
Compensation of Manager (Note 2)	247,870
Investor servicing fees (Note 2)	4,186
Custodian fees (Note 2)	42,763
Trustee compensation and expenses (Note 2)	2,268
Administrative services (Note 2)	1,120
Auditing and tax fees	48,844
Other	25,247
Fees waived and reimbursed by Manager (Note 2)	(111,278)
Total expenses	261,020

Expense reduction (Note 2)	(2,671)
Net expenses	258,349

Net investment income	788,054

Net realized gain on securities from unaffiliated issuers (Notes 1 and 3)	3,166,503
Net realized gain on forward currency contracts (Note 1)	154,626
Net realized loss on foreign currency transactions (Note 1)	(1,955)
Net realized gain on swap contracts (Note 1)	368
Net realized gain on futures contracts (Note 1)	200,014
Net realized loss on written options (Note 1)	(8,110)
Net unrealized appreciation of securities in unaffiliated issuers during the period	4,335,751
Net unrealized depreciation of forward currency contracts during the period	(158,284)
Net unrealized appreciation of assets and liabilities in foreign currencies during the period	946
Net unrealized appreciation of futures contracts during the period	614,353
Net unrealized appreciation of written options during the period	11,218
Net gain on investments	8,315,430

Net increase in net assets resulting from operations	$9,103,484

The accompanying notes are an integral part of these financial statements.

36 Dynamic Asset Allocation Equity Fund

Statement of changes in net assets

INCREASE IN NET ASSETS	Six months ended 11/30/17*	Year ended 5/31/17
Operations
Net investment income	$788,054	$1,046,708
Net realized gain on investments
and foreign currency transactions	3,511,446	4,622,801
Net unrealized appreciation of investments and assets
and liabilities in foreign currencies	4,803,984	5,651,442
Net increase in net assets resulting from operations	9,103,484	11,320,951
Distributions to shareholders (Note 1):
From ordinary income
Net investment income
Class A	—	(210)
Class P	—	(923,584)
Increase (decrease) from capital share transactions (Note 4)	(6,641,616)	12,421,898
Total increase in net assets	2,461,868	22,819,055

NET ASSETS
Beginning of period	82,091,965	59,272,910
End of period (including undistributed net investment
income of $1,570,674 and $782,620, respectively)	$84,553,833	$82,091,965

* Unaudited.

The accompanying notes are an integral part of these financial statements.

Dynamic Asset Allocation Equity Fund 37

Financial highlights (For a common share outstanding throughout the period)

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS					RATIOS AND SUPPLEMENTAL DATA
											Ratio	Ratio of net
	Net asset		Net realized								of expenses	investment
	value,		and unrealized	Total from		From		Net asset	Total return	Net assets,	to average	income (loss)	Portfolio
	beginning	Net investment	gain (loss)	investment	From net	net realized gain	Total	value, end	at net asset	end of period	net assets	to average	turnover
Period ended	of period	income (loss) [a]	on investments	operations	investment income	on investments	distributions	of period	value (%) [b]	(in thousands)	(%) [c,d]	net assets (%) [d]	(%)
Class A
November 30, 2017**	$12.75	.11	1.34	1.45	—	—	—	$14.20	11.37*	$20	.43*	.81*	33*
May 31, 2017	11.05	.15	1.70	1.85	(.15)	—	(0.15)	12.75	16.84	18.89		1.30	106
May 31, 2016	12.19	.14	(.83)	(.69)	(.14)	(.31)	(0.45)	11.05	(5.69)	16	1.03[e]	1.20[e]	109
May 31, 2015	13.08	.13	1.26	1.39	(.20)	(2.08)	(2.28)	12.19	11.69	34	1.03	.96	132
May 31, 2014	11.81	.14	2.14	2.28	(.10)	(.91)	(1.01)	13.08	19.95	39	1.08	1.08	69
May 31, 2013	10.11	.16	2.60	2.76	(.13)	(.93)	(1.06)	11.81	28.69	33	1.06	1.42	73
Class P
November 30, 2017**	$12.77	.13	1.34	1.47	—	—	—	$14.24	11.51*	$84,533	.31*	.95*	33*
May 31, 2017#	11.41	.14	1.38	1.52	(.16)	—	(0.16)	12.77	13.39 *	82,074	.45*	1.20 *	106

* Not annualized.

** Unaudited.

# For the period August 31, 2016 (commencement of operations) to May 31, 2017.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Includes amounts paid through expense offset and/or brokerage service arrangements, if any (Note 2). Also excludes acquired fund fees and expenses, if any.

d Reflects an involuntary contractual expense limitation in effect during the period. As a result of such limitation, the expenses of each class reflect a reduction of the following amounts (Note 2):

	Percentage of average net assets
	Class A	Class P
November 30, 2017	0.13%	0.13%
May 31, 2017	0.29	0.23*
May 31, 2016	0.33	—
May 31, 2015	0.50	—
May 31, 2014	0.57	—
May 31, 2013	0.76	—

e Reflects a voluntary waiver of certain fund expenses in effect during the period. As a result of such waivers, the expenses of each class reflect a reduction of less than .01% as a percentage of average net assets per share for each class (Note 2):

The accompanying notes are an integral part of these financial statements.

38 Dynamic Asset Allocation Equity Fund	Dynamic Asset Allocation Equity Fund 39

Notes to financial statements 11/30/17 (Unaudited)

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from June 1, 2017 through November 30, 2017.

Putnam Dynamic Asset Allocation Equity Fund (the fund) is a diversified series of Putnam Funds Trust (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The goal of the fund is to seek long-term growth. The fund invests mainly in common stocks (growth or value stocks or both) of large and midsize companies worldwide. Under normal circumstances, the fund invests at least 80% of the fund’s net assets in common stocks. This policy may be changed only after 60 days’ notice to shareholders. While Putnam Management typically allocates approximately 75% of the fund’s assets to investments in U.S. companies, and 25% of the fund’s assets to investments in international companies, these allocations may vary. The fund invests mainly in developed countries, but may invest in emerging markets. Putnam Management may consider, among other factors, a company’s valuation, financial strength, growth potential, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell investments. Putnam Management may also use derivatives, such as futures, options, certain foreign currency transactions, warrants and swap contracts, for both hedging and non-hedging purposes.

The fund offers class A and class P shares. Class A shares are sold with a maximum front-end sales charge of 5.75%, and generally do not pay a contingent deferred sales charge. Class P shares are not subject to a contingent deferred sales charge.  Class P shares, which are sold at net asset value, are generally subject to the same expenses as class A shares, but do not bear a distribution fee and bear a lower investor servicing fee, which is identified in Note 2. Class P shares are generally only available to corporate and institutional clients and clients in other approved programs.  Class P shares are not available to all investors.  Effective September 30, 2016, the fund has terminated its class Y shares.  As of the end of the reporting period, all of the Class P shares are held by the Putnam RetirementReady Funds.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent and custodian, who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the fund’s Declaration of Trust, any claims asserted against or on behalf of the Putnam Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

40 Dynamic Asset Allocation Equity Fund

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under Accounting Standards Codification 820 Fair Value Measurements and Disclosures (ASC 820). If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

Market quotations are not considered to be readily available for certain debt obligations (including short-term investments with remaining maturities of 60 days or less) and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2.

Many securities markets and exchanges outside the U.S. close prior to the scheduled close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the scheduled close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value certain foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. The foreign equity securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. At the close of the reporting period, fair value pricing was used for certain foreign securities in the portfolio. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes, is recorded on the accrual basis. Dividend income, net of any applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from

Dynamic Asset Allocation Equity Fund 41

foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain. All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The fair value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

Options contracts The fund uses options contracts to enhance returns on securities owned, to enhance the return on a security owned, to gain exposure to securities and to manage downside risks.

The potential risk to the fund is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Exchange-traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. OTC traded options are valued using prices supplied by dealers.

Options on swaps are similar to options on securities except that the premium paid or received is to buy or grant the right to enter into a previously agreed upon interest rate or credit default contract. Forward premium swap option contracts include premiums that have extended settlement dates. The delayed settlement of the premiums is factored into the daily valuation of the option contracts. In the case of interest rate cap and floor contracts, in return for a premium, ongoing payments between two parties are based on interest rates exceeding a specified rate, in the case of a cap contract, or falling below a specified rate in the case of a floor contract.

Written option contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Futures contracts The fund uses futures contracts to manage exposure to market risk, and to equitize cash.

The potential risk to the fund is that the change in value of futures contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. With futures, there is minimal counterparty credit risk to the fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Risks may exceed amounts recognized on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.”

Futures contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Forward currency contracts The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to hedge foreign exchange risk.

42 Dynamic Asset Allocation Equity Fund

The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The fair value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in fair value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities.

Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Total return swap contracts The fund entered into OTC and/or centrally cleared total return swap contracts, which are arrangements to exchange a market-linked return for a periodic payment, both based on a notional principal amount, to manage exposure to specific securities, and to gain exposure to a basket of securities.

To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty. OTC and/or centrally cleared total return swap contracts are marked to market daily based upon quotations from an independent pricing service or market maker. Any change is recorded as an unrealized gain or loss on OTC total return swaps. Daily fluctuations in the value of centrally cleared total return swaps are settled through a central clearing agent and are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain OTC and/or centrally cleared total return swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. The fund’s maximum risk of loss from counterparty risk or central clearing risk is the fair value of the contract. This risk may be mitigated for OTC total return swap contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared total return swap contracts through the daily exchange of variation margin. There is minimal counterparty risk with respect to centrally cleared total return swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

OTC and/or centrally cleared total return swap contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and, with respect to those amounts which can be sold or repledged, is presented in the fund’s portfolio.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund had a net liability position of $114,815 on open derivative contracts subject to the Master Agreements. There was no collateral posted by the fund at period end for these agreements.

Securities lending The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the fair value of the

Dynamic Asset Allocation Equity Fund 43

securities loaned. The fair value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The remaining maturities of the securities lending transactions are considered overnight and continuous. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending, net of expenses, is included in investment income on the Statement of operations. Cash collateral is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged to Putnam Cash Collateral Pool, LLC. At the close of the reporting period, the fund received cash collateral of $936,430 and the value of securities loaned amounted to $912,645.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Lines of credit The fund participates, along with other Putnam funds, in a $317.5 million unsecured committed line of credit and a $235.5 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to 1.25% plus the higher of (1) the Federal Funds rate and (2) the overnight LIBOR for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.04% of the committed line of credit plus a $25,000 flat fee and 0.04% of the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.21% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

The aggregate identified cost on a tax basis is $73,390,683, resulting in gross unrealized appreciation and depreciation of $15,103,161 and $1,330,934, respectively, or net unrealized appreciation of $13,772,227.

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis

44 Dynamic Asset Allocation Equity Fund

that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of all open-end mutual funds sponsored by Putnam Management (excluding net assets of funds that are invested in, or that are invested in by, other Putnam funds to the extent necessary to avoid “double counting” of those assets). Such annual rates may vary as follows:

0.750%	of the first $5 billion,	0.550%	of the next $50 billion,
0.700%	of the next $5 billion,	0.530%	of the next $50 billion,
0.650%	of the next $10 billion,	0.520%	of the next $100 billion and
0.600%	of the next $10 billion,	0.515%	of any excess thereafter.

For the reporting period, the management fee represented an effective rate (excluding the impact from any expense waivers in effect) of 0.298% of the fund’s average net assets.

Putnam Management has contractually agreed, through September 30, 2018, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.02% of the fund’s average net assets over such fiscal year-to-date period During the reporting period, the fund’s expenses were reduced by $111,278 as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. PIL did not manage any portion of the assets of the fund during the reporting period. If Putnam Management were to engage the services of PIL, Putnam Management would pay a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

The Putnam Advisory Company, LLC (PAC), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund, as designated from time to time by Putnam Management or PIL. PAC did not manage any portion of the assets of the fund during the reporting period. If Putnam Management or PIL were to engage the services of PAC, Putnam Management or PIL, as applicable, would pay a quarterly sub-advisory fee to PAC for its services at the annual rate of 0.35% of the average net assets of the portion of the fund’s assets for which PAC is engaged as sub-adviser.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing for class A and class P shares that included (1) a per account fee for each direct and underlying non-defined contribution account (“retail account”) of the fund; (2) a specified rate of the fund’s assets attributable to defined contribution plan accounts; and (3) a specified rate based on the average net assets in retail accounts. Putnam Investor Services, Inc. has agreed that the aggregate investor servicing fees for each fund’s retail and defined contribution accounts for these share classes will not exceed an annual rate of 0.25% of the fund’s average assets attributable to such accounts.

Class P shares paid a monthly fee based on the average net assets of class P shares at an annual rate of 0.01%.

Dynamic Asset Allocation Equity Fund 45

During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class A	$24
Class P	4,162
Total	$4,186

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. The fund also reduced expenses through brokerage/service arrangements. For the reporting period, the fund’s expenses were reduced by $56 under the expense offset arrangements and by $2,615 under the brokerage/ service arrangements.

Each Independent Trustee of the fund receives an annual Trustee fee, of which $64, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted a distribution plan (the Plan) pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plan is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, for services provided and expenses incurred in distributing shares of the fund. The Plan provides for payment by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35% of the average net assets attributable to class A shares. The Trustees currently have not approved payments under the Plan.

A deferred sales charge of up to 1.00% is assessed on certain redemptions of class A shares. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received no money on class A redemptions.

Note 3: Purchases and sales of securities

During the reporting period, the cost of purchases and the proceeds from sales, excluding short-term investments, were as follows:

	Cost of purchases	Proceeds from sales
Investments in securities (Long-term)	$25,352,807	$30,404,419
U.S. government securities (Long-term)	—	—
Total	$25,352,807	$30,404,419

The fund may purchase or sell investments from or to other Putnam funds in the ordinary course of business, which can reduce the fund’s transaction costs, at prices determined in accordance with SEC requirements and policies approved by the Trustees. During the reporting period, purchases or sales of long-term securities from or to other Putnam funds, if any, did not represent more than 5% of the fund’s total cost of purchases and/or total proceeds from sales.

46 Dynamic Asset Allocation Equity Fund

Note 4: Capital shares

At the close of the reporting period, there were an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

	SIX MONTHS ENDED 11/30/17		YEAR ENDED 5/31/17
Class A	Shares	Amount	Shares	Amount
Shares sold	—	$—	—	$—
Shares issued in connection with
reinvestment of distributions	—	—	18	210
	—	—	18	210
Shares repurchased	—	—	—	—
Net increase (decrease)	—	$—	18	$210

			FOR THE PERIOD 8/31/16
			(COMMENCEMENT OF OPERATIONS)
	SIX MONTHS ENDED 11/30/17		TO 5/31/17
Class P	Shares	Amount	Shares	Amount
Shares sold	964,234	$12,947,259	9,219,940	$106,567,658
Shares issued in connection with
reinvestment of distributions	—	—	78,536	923,584
	964,234	12,947,259	9,298,476	107,491,242
Shares repurchased	(1,456,009)	(19,588,875)	(2,871,105)	(33,718,611)
Net increase (decrease)	(491,775)	$(6,641,616)	6,427,371	$73,772,631

			YEAR ENDED 5/31/17*
Class Y			Shares	Amount
Shares sold			1,087,903	$12,171,818
Shares issued in connection with reinvestment of distributions			—	—
			1,087,903	12,171,818
Shares repurchased			(6,449,269)	(73,522,761)
Net increase (decrease)			(5,361,366)	$(61,350,943)

* Effective September 30, 2016 the fund liquidated its class Y shares.

At the close of the reporting period, Putnam Investments, LLC owned 945 class A shares of the fund (65.85% of class A shares outstanding), valued at $13,419.

Dynamic Asset Allocation Equity Fund 47

Note 5: Affiliated transactions

Transactions during the reporting period with any company which is under common ownership or control were as follows:

					Shares
					outstanding
					and fair
	Fair value as	Purchase	Sale	Investment	value as
Name of affiliate	of 5/31/17	cost	proceeds	income	of 11/30/17
Short-term investments
Putnam Cash Collateral
Pool, LLC*	$1,686,200	$5,834,384	$6,584,154	$7,159	$936,430
Putnam Short Term
Investment Fund**	7,647,192	13,904,901	12,685,292	46,204	8,866,801
Total Short-term
investments	$9,333,392	$19,739,285	$19,269,446	$53,363	$9,803,231

* No management fees are charged to Putnam Cash Collateral Pool, LLC (Note 1). Investment income shown is included in securities lending income on the Statement of operations. There were no realized or unrealized gains or losses during the period.

** Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management. There were no realized or unrealized gains or losses during the period.

Note 6: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default.

Note 7: Summary of derivative activity

The volume of activity for the reporting period for any derivative type that was held during the period is listed below and was based on an average of the holdings at the end of each fiscal quarter:

Purchased equity option contracts (contract amount)	$12,000
Purchased currency options (contract amount)	$3,000,000
Written equity option contracts (contract amount)	$13,000
Written currency options (contract amount)	$2,400,000
Futures contracts (number of contracts)	100
Forward currency contracts (contract amount)	$25,900,000
OTC total return swap contracts (notional)	$—*
Warrants (number of warrants)	35,000

* For the reporting period there were no holdings at the end of each fiscal quarter and the transactions were considered minimal.

48 Dynamic Asset Allocation Equity Fund

The following is a summary of the fair value of derivative instruments as of the close of the reporting period:

Fair value of derivative instruments as of the close of the reporting period
	ASSET DERIVATIVES		LIABILITY DERIVATIVES
Derivatives not
accounted for as	Statement of		Statement of
hedging instruments	assets and		assets and
under ASC 815	liabilities location	Fair value	liabilities location	Fair value
Foreign exchange
contracts	Investments, Receivables	137,413	Payables	244,424
Investments,
Receivables, Net
	assets — Unrealized		Payables, Net assets —
Equity contracts	appreciation	823,981*	Unrealized depreciation	49,010*
Total		$961,394		$293,434

* Includes cumulative appreciation/depreciation of futures contracts as reported in the fund’s portfolio. Only current day’s variation margin is reported within the Statement of assets and liabilities.

The following is a summary of realized and change in unrealized gains or losses of derivative instruments in the Statement of operations for the reporting period (Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments
Derivatives not
accounted for as
hedging				Forward
instruments under				currency
ASC 815	Warrants	Options	Futures	contracts	Swaps	Total
Foreign exchange
contracts	$—	$19,963	$—	$154,626	$—	$174,589
Equity contracts	9,016	(6,316)	200,014	—	368	203,082
Total	$9,016	$13,647	$200,014	$154,626	$368	$377,671

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss)
on investments
Derivatives not accounted				Forward
for as hedging instruments				currency
under ASC 815	Warrants	Options	Futures	contracts	Total
Foreign exchange contracts	$—	$(5,760)	$—	$(158,284)	$(164,044)
Equity contracts	7,009	(4,148)	614,353	—	617,214
Total	$7,009	$(9,908)	$614,353	$(158,284)	$453,170

Dynamic Asset Allocation Equity Fund 49

Note 8: Offsetting of financial and derivative assets and liabilities

The following table summarizes any derivatives, repurchase agreements and reverse repurchase agreements, at the end of the reporting period, that are subject to an enforceable master netting agreement or similar agreement. For securities lending transactions or borrowing transactions associated with securities sold short, if any, see Note 1. For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to the master netting agreements in the Statement of assets and liabilities.

	Bank of America N.A.	Barclays Bank PLC	Citibank, N.A.	Credit Suisse International	Goldman Sachs International	HSBC Bank USA, National Association	JPMorgan Chase Bank N.A.	Merrill Lynch, Pierce, Fenner & Smith, Inc.	Royal Bank of Scotland PLC (The)	State Street Bank and Trust Co.	UBS AG	WestPac Banking Corp.	Total
Assets:
Futures contracts§	$—	$—	$—	$—	$—	$—	$—	$35,778	$—	$—	$—	$—	$35,778
Forward currency contracts #	17,610	5,356	7,670	1,638	27,911	8,876	12,576	—	26,096	1,167	9,526	2,770	121,196
Purchased options **#	5	14,887	—	—	—	—	1,325	—	—	—	753	—	16,970
Total Assets	$17,615	$20,243	$7,670	$1,638	$27,911	$8,876	$13,901	$35,778	$26,096	$1,167	$10,279	$2,770	$173,944
Liabilities:
Futures contracts§	—	—	—	—	—	—	—	14,392	—	—	—	—	14,392
Forward currency contracts #	29,269	11,700	23,242	6,487	51,880	2,515	27,837	—	32,637	29,537	16,199	6,285	237,588
Written options #	1	6,715	—	—	—	—	120	—	—	—	368	—	7,204
Total Liabilities	$29,270	$18,415	$23,242	$6,487	$51,880	$2,515	$27,957	$14,392	$32,637	$29,537	$16,567	$6,285	$259,184
Total Financial and Derivative Net Assets	$(11,655)	$1,828	$(15,572)	$(4,849)	$(23,969)	$6,361	$(14,056)	$21,386	$(6,541)	$(28,370)	$(6,288)	$(3,515)	$(85,240)
Total collateral received (pledged)†##	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Net amount	$(11,655)	$1,828	$(15,572)	$(4,849)	$(23,969)	$6,361	$(14,056)	$21,386	$(6,541)	$(28,370)	$(6,288)	$(3,515)
Controlled collateral received (including
TBA commitments)**	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Uncontrolled collateral received	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Collateral (pledged) (including
TBA commitments)**	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—

** Included with Investments in securities on the Statement of assets and liabilities.

† Additional collateral may be required from certain brokers based on individual agreements.

# Covered by master netting agreement (Note 1).

## Any over-collateralization of total financial and derivative net assets is not shown. Collateral may include amounts related to unsettled agreements.

§ Includes current day’s variation margin only as reported on the Statement of assets and liabilities, which is not collateralized. Cumulative appreciation/(depreciation) for futures contracts is represented in the tables listed after the fund’s portfolio. Collateral pledged for initial margin on futures contracts, which is not included in the table above, amounted to $255,590.

50 Dynamic Asset Allocation Equity Fund	Dynamic Asset Allocation Equity Fund 51

Services for shareholders

Investor services

Systematic investment plan Tell us how much you wish to invest regularly — weekly, semimonthly, or monthly — and the amount you choose will be transferred automatically from your checking or savings account. There’s no additional fee for this service, and you can suspend it at any time. This plan may be a great way to save for college expenses or to plan for your retirement.

Please note that regular investing does not guarantee a profit or protect against loss in a declining market. Before arranging a systematic investment plan, consider your financial ability to continue making purchases in periods when prices are low.

Systematic exchange You can make regular transfers from one Putnam fund to another Putnam fund. There are no additional fees for this service, and you can cancel or change your options at any time.

Dividends PLUS You can choose to have the dividend distributions from one of your Putnam funds automatically reinvested in another Putnam fund at no additional charge.

Free exchange privilege You can exchange money between Putnam funds free of charge, as long as they are the same class of shares. A signature guarantee is required if you are exchanging more than $500,000. The fund reserves the right to revise or terminate the exchange privilege.

Reinstatement privilege If you’ve sold Putnam shares or received a check for a dividend or capital gain, you may reinvest the proceeds with Putnam within 90 days of the transaction and they will be reinvested at the fund’s current net asset value — with no sales charge. However, reinstatement of class B shares may have special tax consequences. Ask your financial or tax representative for details.

Check-writing service You have ready access to many Putnam accounts. It’s as simple as writing a check, and there are no special fees or service charges. For more information about the check-writing service, call Putnam or visit our website.

Dollar cost averaging When you’re investing for long-term goals, it’s time, not timing, that counts. Investing on a systematic basis is a better strategy than trying to figure out when the markets will go up or down. This means investing the same amount of money regularly over a long period. This method of investing is called dollar cost averaging. When a fund’s share price declines, your investment dollars buy more shares at lower prices. When it increases, they buy fewer shares. Over time, you will pay a lower average price per share.

For more information

Visit the Individual Investors section at putnam.com A secure section of our website contains complete information on your account, including balances and transactions, updated daily. You may also conduct transactions, such as exchanges, additional investments, and address changes. Log on today to get your password.

Call us toll free at 1-800-225-1581 Ask a helpful Putnam representative or your financial advisor for details about any of these or other services, or see your prospectus.

52 Dynamic Asset Allocation Equity Fund

Fund information

Founded over 80 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	Michael J. Higgins
Putnam Investment	Jameson A. Baxter, Chair	Vice President, Treasurer,
Management, LLC	Kenneth R. Leibler, Vice Chair	and Clerk
One Post Office Square	Liaquat Ahamed
Boston, MA 02109	Ravi Akhoury	Janet C. Smith
	Barbara M. Baumann	Vice President,
Investment Sub-Advisors	Katinka Domotorffy	Principal Financial Officer,
Putnam Investments Limited	Catharine Bond Hill	Principal Accounting Officer,
16 St James’s Street	Paul L. Joskow	and Assistant Treasurer
London, England SW1A 1ER	Robert E. Patterson
	George Putnam, III	Susan G. Malloy
The Putnam Advisory Company, LLC	Robert L. Reynolds	Vice President and
One Post Office Square	Manoj P. Singh	Assistant Treasurer
Boston, MA 02109
	Officers	Mark C. Trenchard
Marketing Services	Robert L. Reynolds	Vice President and
Putnam Retail Management	President	BSA Compliance Officer
One Post Office Square
Boston, MA 02109	Jonathan S. Horwitz	Nancy E. Florek
	Executive Vice President,	Vice President, Director of
Custodian	Principal Executive Officer,	Proxy Voting and Corporate
State Street Bank	and Compliance Liaison	Governance, Assistant Clerk,
and Trust Company		and Assistant Treasurer
Robert T. Burns
Legal Counsel	Vice President and	Denere P. Poulack
Ropes & Gray LLP	Chief Legal Officer	Assistant Vice President, Assistant
Clerk, and Assistant Treasurer
James F. Clark
Vice President and
Chief Compliance Officer

This report is for the information of shareholders of Putnam Dynamic Asset Allocation Equity Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

Putnam INVESTMENTS

One Post Office Square
Boston, MA 02109

1-800-225-1581
putnam.com

Electronic service requested

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U.S. POSTAGE PAID
BROCKTON, MA
PERMIT NO. 600

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SA062 309148 1/18

Item 2. Code of Ethics:

Not applicable

Item 3. Audit Committee Financial Expert:

Not applicable

Item 4. Principal Accountant Fees and Services:

Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant's schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Funds Trust

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: January 25, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: January 25, 2018

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Financial Officer

Date: January 25, 2018